SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):          September 11, 2013

Sterling Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Washington	001-34696	91-1572822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

111 North Wall Street Spokane, Washington 99201
(Address, including Zip Code, Principal Executive Offices)

(509) 358-8097
Registrant’s telephone number, including area code

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

Item 8.01.       Other Events.

On September 11, 2013, Sterling Financial Corporation (“Sterling”) and Umpqua Holdings Corporation (“Umpqua”), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 11, 2013, by and between Sterling and Umpqua, pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Sterling will merge with and into Umpqua, with Umpqua as the surviving corporation in the merger.  A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  Umpqua Holdings Corporation (“Umpqua”) will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus of Sterling Financial Corporation (“Sterling”) and Umpqua, and Sterling and Umpqua will each file other documents with respect to the proposed merger.  A definitive joint proxy statement/prospectus will be mailed to shareholders of Sterling and Umpqua.  Investors and security holders of Sterling and Umpqua are urged to read the joint proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information.  Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Umpqua or Sterling  through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Umpqua will be available free of charge on Umpqua’s internet website at www.umpquaholdingscorp.com  or by contacting Umpqua’s Investor Relations Department at 509.268.6675.  Copies of the documents filed with the SEC by Sterling will be available free of charge on Sterling’s internet website at www.sterlingfinancialcorporation.com or by contacting Sterling’s Investor Relations Department at 509.358.8097.

Umpqua, Sterling, their respective directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of Umpqua is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 15, 2013, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013 and June 30, 2013, which were filed with the SEC on May 2, 2013 and August 6, 2013, respectively, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on February 25, 2013, and its Current Reports on Form 8-K, which were filed with the SEC on January 14, 2013, April 11, 2013 and April 22, 2013, respectively.  Information about the directors and executive officers of Sterling is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 27, 2013, its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 15, 2013, and its Current Reports on Form 8-K or 8-K/A, which were filed with the SEC on January 28, 2013, March 4, 2013, May 2, 2013 (Item 5.07), May 10, 2013, June 20, 2013 and August 9, 2013, respectively.  Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “anticipate”, “may”, “can”, “believe”, “expect”, “project”, “intend”, “likely”, “plan”, “seek”, “should”, “would”, “estimate” and similar expressions and any other statements that predict or indicate future events or trends or that are not statements of historical facts.  These forward-looking statements are subject to numerous risks and uncertainties.  Actual results may differ materially from the results discussed in these forward-looking statements because such statements are inherently subject to significant assumptions, risks and uncertainties, many of which are difficult to predict and are generally beyond Sterling’s and Umpqua’s control.  These risks and uncertainties include, but are not limited to, the following: failure to obtain the approval of shareholders of Sterling or Umpqua in connection with the merger; the timing to consummate the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties’ ability to achieve the synergies and value creation contemplated by the proposed merger; the parties’ ability to promptly and effectively integrate the businesses of Sterling and Umpqua; the diversion of management time on issues related to the merger; the failure to consummate or delay in consummating the merger for other reasons; changes in laws or regulations; and changes in general economic conditions.  Sterling and Umpqua undertake no obligation (and expressly disclaim any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Umpqua’s and Sterling’s most recent Form 10-K and 10-Q reports and to Sterling’s and Umpqua’s most recent Form 8-K reports, which are available online at www.sec.gov.  No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Umpqua or Sterling.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint Press Release, dated September 11, 2013, issued by Sterling Financial Corporation and Umpqua Holdings Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sterling Financial Corporation

Date:	September 12, 2013	By:	/s/ Patrick J. Rusnak
			Name:	Patrick J. Rusnak
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release, dated September 11, 2013, issued by Sterling Financial Corporation and Umpqua Holdings Corporation.